UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 14, 2008

_______________________________________________________________________

LEE ENTERPRISES, INCORPORATED

(Exact name of Registrant as specified in its charter)

_______________________________________________________________________

Commission File Number 1-6227

Delaware (State of Incorporation)	42-0823980 (I.R.S. Employer Identification No.)

201 N. Harrison Street, Davenport, Iowa 52801

(Address of Principal Executive Offices)

(563) 383-2100

Registrant’s telephone number, including area code

_____________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On May 14, 2008, as approved by the Audit Committee (“Audit Committee”) of the Board of Directors of Lee Enterprises, Incorporated (“Lee”), we dismissed Deloitte & Touche LLP (“Deloitte”) as the registered independent public accounting firm for Lee, Pulitzer Inc. and St. Louis Post-Dispatch LLC (collectively, the “Company”).

Deloitte’s reports on the Company’s consolidated financial statements for the two most recent fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s past two fiscal years and the interim period through May 14, 2008, the Company has not had disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference to the subject matter of the disagreement in connection with its report. Further, Deloitte did not advise the Company that internal controls necessary to develop reliable financial statements did not exist, that information had come to the attention of Deloitte which made Deloitte unwilling to rely on management’s representations (or unwilling to be associated with the financial statements prepared by management), or that the scope of the audit should be expanded significantly, or information had come to Deloitte’s attention that Deloitte had concluded would, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent audited financial statements (including information that might preclude the issuance of an unqualified audit report).

The Company provided Deloitte with a copy of this Current Report on Form 8-K prior to its filing with the SEC, and requested that Deloitte furnish the Company with a letter addressed to the SEC stating whether Deloitte agrees with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which Deloitte does not agree. A copy of the letter provided by Deloitte, dated May 16, 2008, is attached to this Form 8-K as an exhibit.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

	16	Letter from Deloitte & Touche LLP, addressed to the Securities and Exchange Commission regarding its agreement to the statements made herein

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE ENTERPRISES, INCORPORATED

Date: May 19, 2008	By:
Carl G. Schmidt
Vice President, Chief Financial Officer,
and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description

16	Letter from Deloitte & Touche LLP, addressed to the Securities and Exchange

Commission regarding its agreement to the statements made herein

Exhibit 16 -	Letter from Deloitte & Touche LLP, addressed to the Securities and Exchange Commission regarding its agreement to the statements made herein

May 16, 2008

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549-7561

Dear Sirs/Madams:

We have read Item 4 of Lee Enterprises, Incorporated’s Form 8-K dated May 14, 2008, and we agree with the statements made therein.

Yours truly,